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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                         Date of Report: March 20, 2002





                         McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




      REPUBLIC OF PANAMA                    1-8430             72-0593134
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 (State or other jurisdiction            (Commission)         (IRS Employer
       of incorporation)                   File No.)        Identification No.)





  1450 Poydras Street, New Orleans, Louisiana                    70112-6050
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 (Address of principal executive offices)                         (Zip Code)





Registrant's Telephone Number, including Area Code:  (504) 587-5400
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Item 5. OTHER EVENTS



On March 20, 2002 at a hearing in the United States Bankruptcy Court for the Eastern District of Louisiana, Judge Jerry A. Brown granted a summary judgment motion filed by the defendants dismissing all claims asserted in complaints filed by the Asbestos Claimants Committee and the Future Claims Representative regarding the 1998 transfer of certain assets from Babcock & Wilcox to its parent, Babcock & Wilcox Investment Company.

This ruling follows the Court's February 8 ruling that Babcock & Wilcox was solvent at the time of the transfers. These rulings are subject to appeal.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          McDERMOTT INTERNATIONAL INC.






                                     By:  /s/Thomas A. Henzler
                                         -----------------------------------
                                          Thomas A. Henzler
                                          Vice President Finance
                                          and Corporate Controller


March 27, 2002

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